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                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report dated July 27, 2001 included in this Form 8-K, into the Company's previously filed Registration Statement File Nos. 33-35760, 33-57615, 33-60071, 33-64383, 33-63715, 33-63717, 33-59002, 33-33245, 33-33244, 333-96173,
333-17987, 333-18385, 333-41427, 333-71839, 333-71797, 333-91345, 333-67442,
333-67510 and 333-67512.

/s/ Arthur Andersen LLP

Arthur Andersen LLP
Chicago, Illinois
August 30, 2001